Exhibit 99.1

BlueLinx Announces Increase in Share Repurchase Authorization to $100 Million and
Entry Into $60 Million Accelerated Share Repurchase Agreement

MARIETTA, GA, May 3, 2022 - BlueLinx Holdings Inc. (NYSE:BXC) (“the company”), a leading U.S. wholesale distributor of building products, announced today that its Board of Directors increased the company’s share repurchase authorization to $100 million, up $75 million from the previous authorization, and that it entered into an Accelerated Share Repurchase Agreement (“ASR”) with Jefferies LLC (“Jefferies”) to repurchase $60 million of the company’s common stock under the $100 million share repurchase authorization.

“These actions demonstrate our confidence in our long-term strategy, continued improvement in our execution and commitment to delivering shareholder value through disciplined capital allocation,” said Dwight Gibson, President and Chief Executive Officer. “Based on our comprehensive analysis, we believe the expected future cash generation profile of our business, even in a slower growth environment, is significantly undervalued and that repurchasing shares of BlueLinx is a compelling and attractive investment.”

Under the ASR agreement, the company will make an initial payment of $60 million with an initial delivery of 553,584 shares of the company’s common stock based on BlueLinx’s closing price on May 2, 2022. The final number of shares repurchased under the ASR will be based on the average of the volume-weighted price of BlueLinx’s common stock during the term of the transaction and will be subject to adjustments related to the terms and conditions of the ASR agreement. The ASR is expected to be completed in the second half of 2022.

Under its amended $100 million share repurchase authorization, the company may repurchase its common stock at any time or from time to time, without prior notice, subject to prevailing market conditions and other considerations. The amended repurchase authorization expires at the end of fiscal 2023. Through the end of the fiscal first quarter of 2022, the company repurchased 81,331 shares of its common stock in open market purchases under the program for a total of $6.4 million.

ABOUT BLUELINX

BlueLinx (NYSE: BXC) is a leading U.S. wholesale distributor of residential and commercial building products with both branded and private-label SKUs across product categories such as lumber, panels, engineered wood, siding, millwork, metal building products, and other construction materials. With a strong market position, broad geographic coverage footprint servicing over 40 states, and the strength of a locally focused sales force, we distribute our comprehensive range of products to approximately 15,000 national, regional, and local dealers, specialty distributors, national home centers, and manufactured housing customers. BlueLinx provides a wide range of value-added services and solutions to our customers and suppliers. We are headquartered in Georgia, with executive offices located at 1950 Spectrum Circle, Marietta, Georgia, and we operate our distribution business through a broad network of distribution centers. BlueLinx encourages investors to visit its website, www.BlueLinxCo.com, which is updated regularly with financial and other important information about BlueLinx.

INVESTOR & MEDIA CONTACTS

Ryan Taylor, VP Investor Relations & Treasury
BlueLinx Holdings Inc.
investor@bluelinxco.com

Seth Freeman, VP Marketing & Communications
BlueLinx Holdings Inc.
Seth.Freeman@bluelinxco.com

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements. Forward-looking statements include, without limitation, any statement that predicts, forecasts, indicates or implies future results, performance, liquidity levels or achievements, and may contain the words “believe,” “anticipate,” “expect,” “estimate,” “intend,” “project,” “plan,” “will be,” “will likely continue,” “will likely result” or words or phrases of similar meaning.

The forward-looking statements in this press release include statements about our multi-year capital allocation plans; confidence in the company’s long-term growth strategy; the demand outlook for construction materials and expectations regarding new home construction, repair and remodel activity and continued investment in existing and new homes; our positioning for long-term value creation; our efforts and ability to generate profitable growth; our efforts and ability to maintain a disciplined capital structure and capital allocation strategy; our ability to maintain a strong balance sheet and generate cash; our ability to improve operating execution; our ability to invest in organic growth initiatives; our ability to evaluate strategic acquisitions; constraints, volatility or disruptions in the capital markets or other factors affecting the amount and timing of share repurchases; our ability to successfully execute the ASR; the number of shares that will be delivered to the Company under the ASR; whether or not the Company will continue, and the timing of, any open market repurchases.

Forward-looking statements in this press release are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties that may cause our business, strategy, or actual results to differ materially from the forward-looking statements. These risks and uncertainties include those discussed in greater detail in our filings with the Securities and Exchange Commission. We operate in a changing environment in which new risks can emerge from time to time. It is not possible for management to predict all of these risks, nor can it assess the extent to which any factor, or a combination of factors, may cause our business, strategy, or actual results to differ materially from those contained in forward-looking statements. Factors that may cause these differences include, among other things: pricing and product cost variability; volumes of product sold; competition; changes in the supply and/or demand for products that we distribute; the cyclical nature of the industry in which we operate; housing market conditions; consolidation among competitors, suppliers, and customers; disintermediation risk; loss of products or key suppliers and manufacturers; our dependence on international suppliers and manufacturers for certain products; potential acquisitions and the integration and completion of such acquisitions; business disruptions; effective inventory management relative to our sales volume or the prices of the products we produce; information technology security risks and business interruption risks; the ability to attract, train, and retain highly qualified associates and other key personnel while controlling related labor costs; exposure to product liability and other claims and legal proceedings related to our business and the products we distribute; natural disasters, catastrophes, fire, or other unexpected events; successful implementation of our strategy; wage increases or work stoppages by our union employees; costs imposed by federal, state, local, and other regulations; compliance costs associated with federal, state, and local environmental protection laws; the COVID-19 pandemic and other contagious illness outbreaks and their potential effects on our industry; regulations concerning mandatory COVID-19 vaccines; fluctuations in our operating results; our level of indebtedness and our ability to incur additional debt to fund future needs; the covenants of the instruments governing our indebtedness limiting the discretion of our management in operating the business; variable interest rate risk under certain indebtedness; the fact that we have consummated certain sale leaseback transactions with resulting long-term non-cancelable leases, many of which are or will be finance leases; the fact that we lease many of our distribution centers, and we would still be obligated under these leases even if we close a leased distribution center; inability to raise funds necessary to finance a required repurchase of our senior secured notes; inability to successfully execute the ASR; a lowering or withdrawal of debt ratings; changes in our product mix; increases in petroleum prices; shareholder activism; changes in insurance-related deductible/retention reserves based on actual loss experience; the possibility that the value of our deferred tax assets could become impaired; changes in our expected annual effective tax rate could be volatile; changes in actuarial assumptions for our pension plan; the costs and liabilities related to our participation in multi-employer pension plans could increase; the risk that our cash flows and capital resources may be insufficient to service our existing or future indebtedness; the possibility that we could be the subject of securities class action litigation due to stock price volatility; activities of activist shareholders; indebtedness terms that limit our ability to pay dividends on common stock; and changes in, or interpretation of, accounting principles.

Given these risks and uncertainties, we caution you not to place undue reliance on forward-looking statements. We expressly disclaim any obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law.

2